111 CORCORAN BOND FUND


111 CORCORAN EQUITY FUND


111 CORCORAN NORTH CAROLINA MUNICIPAL SECURITIES FUND

(Portfolios of the 111 Corcoran Funds)

SUPPLEMENT TO PROSPECTUSES DATED JULY 31, 1997


     Effective immediately, all general correspondence, purchases by check, and exchanges and redemptions by written request should be directed to the following address: 111 Corcoran Funds, c/o Federated Shareholder Services Company, P.O. Box 8609, Boston, Massachusetts 02266.

Accordingly, please delete the first sentence of the section entitled "Written Exchange" on page 17 of the 111 Corcoran Bond Fund and 111 Corcoran Equity Fund prospectuses, and page 15 of the 111 Corcoran North Carolina Municipal Securities Fund prospectus, and replace it with the following:

     "A shareholder wishing to make an exchange by written request may do so by sending it to: 111 Corcoran Funds, c/o Federated Shareholder Services Company, P.O. Box 8609, Boston, Massachusetts 02266."

In addition, please delete the first sentence of the section entitled "By Mail" on page 17 of the
111 Corcoran Bond Fund and 111 Corcoran Equity Fund prospectuses, and page 16 of the 111 Corcoran North Carolina Municipal Securities Fund prospectus, and replace it with the following:

     "Any shareholder may redeem Fund shares by sending a written request to:
111 Corcoran Funds, c/o Federated Shareholder Services Company, P.O. Box 8609, Boston, Massachusetts 02266."

                                                                   April 9, 1998



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     Cusip 682365200
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     G01197-02 (4/98)
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